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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): 12 April 2002


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           Bermuda                     000-29207                   N/A
-------------------------------    -----------------     ----------------------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
         Incorporation)              File Number)        Identification Number)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
                    -----------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
         ---------------------------------------------------------------
          (former name or former address, if changed since last report)
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On 12 April 2002, FLAG Telecom Holdings Limited (the "Company") and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

         On 19 April 2002, the Company and two of its Bermudan subsidiaries filed a parallel ancillary petition pursuant to Section 161 of the Companies Act 1981 of Bermuda (the "Bermuda Companies Act") in order to commence proceedings in the Supreme Court of Bermuda for the winding up of the Company and the two subsidiaries, to create a stay of proceedings against the Company under Bermuda law, and to request the appointment of Joint Provisional Liquidators ("JPLs"). The proceedings in Bermuda are designed to maintain the status quo of the Company and the two subsidiaries and to allow the proceedings under the Bankruptcy Code to proceed, subject to the supervision and agreement of the JPLs.

         On 23 April 2002, five additional subsidiaries of the Company, including FLAG Asia Limited ("FASL") and FLAG Telecom Group Services Limited ("FTGSL"), filed for relief under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. A parallel ancillary petition will be filed for FASL and FTGSL pursuant to Section 161 of the Bermuda Companies Act.


ITEM 5.  OTHER EVENTS.

         On 19 April 2002, the Company issued a press release announcing that on 12 April 2002 it received a notice from the Nasdaq Stock Market, Inc. stating that the Company's securities are subject to delisting from the Nasdaq National Market effective 22 April 2002. Pursuant to the Nasdaq Marketplace Rules, the Company has requested a hearing to appeal that determination. The hearing request will stay the delisting of the Company's stock pending a decision by a Nasdaq Listing Qualifications Panel.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release dated 12 April 2002 of the Company

         99.2              Press Release dated 19 April 2002 of the Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FLAG TELECOM HOLDINGS LIMITED



                                  By:      /s/  Kees Van Ophem
                                           -----------------------------------
                                           Kees van Ophem
                                           General Counsel and Secretary


Dated:  25 April 2002


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release dated 12 April 2002 of the Company

99.2              Press Release dated 19 April 2002 of the Company


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